SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date earliest event reported)    March 1, 1995
                                             --------------------

                  Wherehouse Entertainment, Inc.
- -----------------------------------------------------------------

        (Exact name of registrant as specified in charter)


    Delaware                1-8281               95-2647555
- -----------------------------------------------------------------
(State or Other        (Commission File       (IRS Identification
Jurisdiction of             Number)                Number)
 Incorporation

   19701 Hamilton Avenue, Torrance, California      90502-1334
- -----------------------------------------------------------------
    (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code:
                     (310)538-2314
- -----------------------------------------------------------------



- -----------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)


              This current report contains 3 pages.

<page-2>

Item 5.   Other Events.

          On March 1, 1995, Mr. Scott Young resigned his position as Wherehouse Entertainment, Inc.'s Chairman and Chief Executive Officer and as a Director effective immediately. Mr. Young's resignation reflected a difference of opinion between himself and the Company's Board of Directors with respect to the future direction and operating strategy for the Company.

          Also on March 1, 1995, the Board elected Mr. Jerry E.
Goldress, the Company's President and Chief Operating Officer, as a Director of the Company and as its Chairman and Chief Executive
Officer.

<page-3>

                           SIGNATURE


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WHEREHOUSE ENTERTAINMENT, INC.


Date: March 3, 1995               By:    /s/ Jerry E. Goldress
                                     ----------------------------
                                     Jerry E. Goldress
                                     Chairman of the Board and
                                     Chief Executive Officer